Listing Report:Supplement No. 74 dated Aug 26, 2011 to Prospectus dated Jul 14, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 14, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 14, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 514545
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-2004	Debt/Income ratio:	28%
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 11	Length of status:	15y 4m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$27,208	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	troy0868	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
retire at 50
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...I pay what I owe

Monthly net income: $3000
Monthly expenses: $
Housing: $1100
Insurance: $50
Car expenses: $100
Utilities: $300
Phone, cable, internet: $150
Food, entertainment: $400
Clothing, household expenses: $
Credit cards and other loans: $700
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 517297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	17.00%
Term:	36 months

Lender yield:	30.25%	Borrower rate/APR:	31.25% / 34.89%	Monthly payment:	$172.56

Lender servicing fee:	1.00%	Effective Yield*:	28.48%
		Estimated return*:	11.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Dec-1991	Debt/Income ratio:	26%
Credit score:	640-659 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 13	Length of status:	29y 7m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,518	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	No
Screen name:	PEACHCOBBLER54	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	640-659 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	680-699 (May-2008)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
My loan for an auto purchase
Purpose of loan: pay off car
This loan will be used to...pay off car

My financial situation: same
I am a good candidate for this loan because...i paid off other loan

Monthly net income: $4000.00
Monthly expenses: $
Housing: $850.00
Insurance: $0
Car expenses: $400.00 monthly
Utilities: $140.00
Phone, cable, internet: $200.00
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $1000.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523493
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,300.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,300	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$227.88

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1998	Debt/Income ratio:	26%
Credit score:	640-659 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,515	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	kully123	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	42 ( 98% )	640-659 (Latest)
Principal borrowed:	$2,850.00	< 31 days late:	1 ( 2% )	600-619 (Apr-2010) 560-579 (Sep-2008)
Principal balance:	$1,273.52	31+ days late:	0 ( 0% )
Total payments billed:	43
Description
Complete Debt Consolidation
Purpose of loan:
This loan will be used for paying off 3 of my credit cards, the current loan I have left on prosper and my school. I will then be able to start saving for my son's college and possibly get a house in the future.

My financial situation:
I am a good candidate for this loan because I have been on prosper for a while now and had a previous loan which I did pay off. I have two jobs and I'm working on getting a third with the accounting certificate I'm getting through school. I am almost done with that and should be starting something on the side in as little time as a month. I have an excellent history with prosper.

Monthly net income: $2613
Monthly expenses: see below
Housing: $825
Insurance: $67
Car expenses: $357
Utilities: $86
Phone, cable, internet: $55
Food, entertainment: $150
Clothing, household expenses: $50
Credit cards and other loans: $185
Other expenses: $
21.50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523777
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$171.98

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1978	Debt/Income ratio:	21%
Credit score:	600-619 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	18 / 16	Length of status:	1y 10m
Amount delinquent:	$385	Total credit lines:	48	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,840	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	order-cactus	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	640-659 (Sep-2010)
Principal balance:	$2,037.01	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Debt consolidation-pay off medical
Purpose of loan:
This loan will be used to consolidate bills and pay off medical bills

My financial situation:
I am a good candidate for this loan because I pay my bills but am running short and want to pay these medical bills off.

Monthly net income: $6200
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523783
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$259.35

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1998	Debt/Income ratio:	7%
Credit score:	740-759 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	3 / 3	Length of status:	4y 0m
Amount delinquent:	$11,314	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$314	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	9%
		Homeownership:	Yes
Screen name:	flexible-ore4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
operator
Purpose of loan:
This loan will be used to have an inground swimming pool installed in my home backyard.

My financial situation:
I am a good candidate for this loan because I have stable employment, low dept to income ratio, and I pay all of my dept on-time.

Monthly net income: $5000
Monthly expenses: $
Housing: $1250.00
Insurance: $500
Car expenses: $0
Utilities: $200
Phone, cable, internet: $60
Food, entertainment: $200
Clothing, household expenses: $0
Credit cards and other loans: $50
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523801
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$389.03

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1992	Debt/Income ratio:	27%
Credit score:	720-739 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	10y 11m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,160	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	48%
		Homeownership:	Yes
Screen name:	newest-phenomenal-return	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
523801
Purpose of loan: Debt Consolidation
This loan will be used to...

My financial situation: Stable
I am a good candidate for this loan because... I pay my bills on time.

Monthly net income: $ 3300.00 (Myself) - 1280.00 (spouse)
Monthly expenses: $ 3740.00
Housing: $ 965.00
Insurance: $ Home Insurance-paid through house note. Car- 70.00 mo.
Car expenses: $ Gas 2 cars 350.00 mo. Lawnmower- 40.00
Utilities: $ 260.00 water and electric
Phone, cable, internet: $ Combined bill as 1 package 300.00
Food, entertainment: $ 100.00 Dinner out if able, Groceries 400.00
Clothing, household expenses: $ Neccesities shampoo, Laundry detergent, etc 120.00
Credit cards and other loans: $ 850.00
Other expenses: $ Oil car - 20.00 (1gal bottle), Dog food 30.00 mo., Medication for spouse and myself- 200.00 mo., Doctors- 35.00,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523819
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	14.70%
Term:	12 months

Lender yield:	25.69%	Borrower rate/APR:	26.69% / 35.84%	Monthly payment:	$239.67

Lender servicing fee:	1.00%	Effective Yield*:	24.52%
		Estimated return*:	9.82%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 3	Length of status:	8y 0m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$152	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Bankcard utilization:	10%
		Homeownership:	No
Screen name:	the-efficient-yield3	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
far west
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$408.20

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1996	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	9y 7m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,886	Stated income:	$0
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	josy	Borrower's state:	Florida	Borrower's group:	1st and BEST for Loans
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical supplies
Purpose of loan:
This loan will be used to help a new business called Diabetic Science inc ,which bills insurance companies for diabetic patients medical supplies ,the other reason for the loan is to give a cusion for the first month or 2 for the insurance companies to pay us for what we charged them and normally takes 3-6 weeks but since we oready have the space and the system in place working ,also we have all the licences possible todo this business ,

My financial situation:
I am a good candidate for this loan because...I am part of a company called JD CLOSEOUTS LLC www.jdcloseouts.com for 11years

Monthly net income: $6000.00++
Monthly expenses: $2500- $3000
Housing: $1100.00
Insurance: $ 0
Car expenses: $ 0
Utilities: $ 55.00-$75.00
Phone, cable, internet: $ 185.00
Food, entertainment: $ 750.00
Clothing, household expenses: $ 100.00
Credit cards and other loans: $ 200.00
Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523831
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1996	Debt/Income ratio:	24%
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 6	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,187	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	refined-market	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,700.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,700	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$116.09

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	12y 7m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,451	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	durability-journey	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	660-679 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	660-679 (Mar-2010)
Principal balance:	$1,871.64	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
durability-journey
Purpose of loan: personal
This loan will be used to...pay previous prosper loan off and for me to get tires for car.

My financial situation: is good i do pay my bills
I am a good candidate for this loan because...i have been in good standing on my previous loan through prosper. and appreciate the help i receive through prosper.I am a single parent and through the help of prosper has helped me be able to get some of the things i cant get on my own right at the moment of needing them.Proper is a great help to me.I highly appreciate the people that come through to help people as myself.

Monthly net income: $2800.00-3000.00
Monthly expenses: $
Housing: $0
Insurance: $75.00
Car expenses: $100.00
Utilities: $100.00
Phone, cable, internet: $150.00
Food, entertainment: $200.00
Clothing, household expenses: $100.00
Credit cards and other loans: $650.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523883
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,200.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,240	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$117.28

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1997	Debt/Income ratio:	6%
Credit score:	640-659 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 2	Length of status:	5y 6m
Amount delinquent:	$70	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,992	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	92%
		Homeownership:	No
Screen name:	truly_grateful_1	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	640-659 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	660-679 (Jul-2011)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	1
Description
Getting out of the vicious cycle
Purpose of loan:
This loan will be used to...Pay off payday loan that I have had for a few months now. I wish I knew about this place before, I never would have entered the cycle of paying it off only to need to borrow it again. Some also will be used to pay off a loan that has a higher rate than I am getting here.

My financial situation: I am in good financial shape other than these couple loans hanging over my head

I am a good candidate for this loan because...I have already payed off a Prosper loan. I WILL not miss a payment. I have good income especially for my area, low bills, and NO reason to not pay it.

Monthly net income: $2179
Monthly expenses: $1684
Housing: $750
Insurance: $50
Car expenses: $60
Utilities: $61
Phone, cable, internet: $79
Food, entertainment: $400
Clothing, household expenses: $50
Credit cards and other loans: $214
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523889
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$204.10

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Sep-1984	Debt/Income ratio:	32%
Credit score:	780-799 (Aug-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	27 / 26	Length of status:	12y 10m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$21,669	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	14%
		Homeownership:	Yes
Screen name:	peaceful-affluence9	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
bea
Purpose of loan: personal use
This loan will be used to... to pay bills

My financial situation: good
I am a good candidate for this loan because... i alway make my payments on time.

Monthly net income: $ 5,400.00
Monthly expenses: $1,400.00
Housing: $600.00
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $100.00
Clothing, household expenses: $100.00
Credit cards and other loans: $ the same as monthly expenses
Other expenses: $none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523913
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$542.21

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1995	Debt/Income ratio:	18%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Executive
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$8,789	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	68%
		Homeownership:	Yes
Screen name:	return-topper452	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vice President, Client Development
Purpose of loan:
This loan will be used to...pay off tax debt to the IRS. I actually owen them a few thousand more than the site allowed for me to request. But I figure if I kill my 401(k) contribution which is currently $1,093 monthly I can handle the difference in the amounts.

My financial situation:
I am a good candidate for this loan because...while the irresponsible behavior of just a few years back has left me with quite a bit of debt to the IRS, my financial behavior today is much improved. My credit scores have continued to rise over the past couple of years and I hope to be a 700+ soon. I would be particularly interested in a lender who provides automatic payment (debit) options.

Monthly net income: $4105.32
Monthly expenses: $
Housing: $574.00
Insurance: $497 (Paid Every Six Months - Current Through December)
Car expenses: $586
Utilities: $160
Phone, cable, internet: $90
Food, entertainment: $150
Credit cards and other loans: $240
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$408.20

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1968	Debt/Income ratio:	57%
Credit score:	760-779 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$46,294	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	kindness-museum	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan: debt consolidation
This loan will be used to...pay credit cards and car off so there isnt so much money going out

My financial situation:
I am a good candidate for this loan because...I have always paid my debts on time and dont miss payments

Monthly net income: $3500
Monthly expenses: $
Housing: $ 0
Insurance: $290
Car expenses: $700
Utilities: $200
Phone, cable, internet: $160
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $1500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	2.60%
Term:	60 months

Lender yield:	12.29%	Borrower rate/APR:	13.29% / 14.66%	Monthly payment:	$343.53

Lender servicing fee:	1.00%	Effective Yield*:	12.25%
		Estimated return*:	9.65%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1994	Debt/Income ratio:	43%
Credit score:	780-799 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	8y 11m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,546	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	Yes
Screen name:	jharnisch	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	780-799 (Latest)
Principal borrowed:	$7,499.00	< 31 days late:	0 ( 0% )	780-799 (Jun-2010)
Principal balance:	$5,026.86	31+ days late:	0 ( 0% )
Total payments billed:	13
Description
Looking to Consolidate Debt!
Purpose of loan:
This loan will be used to consolidate basically all my remaining debt. This will allow to pay it off faster than I could in my current situation.

My financial situation:
I am a good candidate for this loan because I have a study secure job. I have been there for the last nine years. I have NEVER been late on any payment for anything. My excellent credit score shows this. I promise you won't be disappointed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$142.87

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1992	Debt/Income ratio:	42%
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	10 / 9	Length of status:	3y 1m
Amount delinquent:	$2,325	Total credit lines:	29	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,495	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	proton385	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for debt consolidation
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 2200
Monthly expenses: $
Housing: $ 725
Insurance: $ 100
Car expenses: $ 400
Utilities: $ 50
Phone, cable, internet: $ 100
Food, entertainment: $ 200
Clothing, household expenses: $ 50
Credit cards and other loans: $ 30
Medical expenses $75
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524217
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$408.20

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1970	Debt/Income ratio:	47%
Credit score:	820-839 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	24 / 23	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	69	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,256	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	Yes
Screen name:	cash-society2	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Ms.
Purpose of loan:
This loan will be used to...Consolidate debt

My financial situation:
I am a good candidate for this loan because...I am credit worthy

Monthly net income: $3500.00
Monthly expenses: $
Housing: $1751.00
Insurance: 67.00
Car expenses: $0.00
Utilities: $500.00
Phone, cable, internet: $75.00
Food, entertainment: $200.00
Clothing, household expenses: $
Credit cards and other loans: $600.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524229
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$217.74

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1984	Debt/Income ratio:	16%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	6 / 8	Length of status:	28y 7m
Amount delinquent:	$832	Total credit lines:	41	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,974	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	hopeful-value8	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan
Purpose of loan:
This loan will be used for marketing and training purposes.

My financial situation:
I am a good candidate for this loan because

Monthly net income: $5,200
Monthly expenses: $4,000
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524241
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,000	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	29.49%	Borrower rate/APR:	30.49% / 32.96%	Monthly payment:	$326.55

Lender servicing fee:	1.00%	Effective Yield*:	28.75%
		Estimated return*:	17.55%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2004	Debt/Income ratio:	13%
Credit score:	740-759 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	7y 1m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,002	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	64%
		Homeownership:	Yes
Screen name:	kinetic-gold5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
End the cycle of revolving debt
Purpose of loan:
This loan will be used to consolidate our revolving accounts in to one account that I can get paid off. The interest rate appears extremly high, but having the fixed payoff schedule means there is an end.

My financial situation:
I am a good candidate for this loan because I have a stead income and will be using it to help get rid of my debt. I am applying for a 60 month loan, but would like to pay it back earlier, but the lower payment gives me some flexability for unexpected expenses.

Monthly net income: $7,500 (~$5600 for me, the rest is from spouse)
Monthly expenses total: ~$4300
Housing: $2560 (PITI)
Insurance: $160
Car expenses: $300
Utilities: $150
Phone, cable, internet: $100
Food, entertainment: $400
Clothing, household expenses: $200
Credit cards and other loans: $500
Other expenses: $1-200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524247
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$90.37

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Aug-1994	Debt/Income ratio:	45%
Credit score:	740-759 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,775	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	terrific-basis2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 515084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$163.28

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2007	Debt/Income ratio:	8%
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,669	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	59%
		Homeownership:	No
Screen name:	ILoveBearHats	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating two high payment loan
Purpose of loan:
This loan will be used to consolidate two loans that are nearing the end of their terms, but are incurring high monthly costs.

My financial situation:
I have been employed for the last 6 years and have consistent income. I have been with my current company for almost a year. I will be paying back this loan in full as I will have more than sufficient funds to pay back the loan.

Monthly net income: $ 3000
Monthly expenses: $1600
Housing: $ 1000
Bills: $600

Thank you for your time and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,850	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$239.52

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1990	Debt/Income ratio:	31%
Credit score:	740-759 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 11	Length of status:	19y 6m
Amount delinquent:	$0	Total credit lines:	41	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,918	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	No
Screen name:	fairness-refuge0	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
August 2011
Purpose of loan:
This loan will be used to pay off some bills.

My financial situation:
I am a good candidate for this loan because I stay current with my payments and have never defaulted on a loan.

Monthly net income: $ 8738.41
Monthly expenses: $ 550
Housing: $ 1600
Insurance: $ 434
Car expenses: $ 650
Utilities: $ 450
Phone, cable, internet: $ 200
Food, entertainment: $ 1650
Clothing, household expenses: $ 200
Credit cards and other loans: $ 2000
Other expenses: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	21y 3m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$60,848	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	Yes
Screen name:	focused-payout	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan
Purpose of loan: Bridge Loan

This loan will be used to...
I will be using this loan to pay expenses related to start up costs on a new HDTV production project. The project funds will be available in 120 days and I need to pay legal fees to get the paperwork in place.

My financial situation:
Business has been slow due to the recession, but this new project will keep us busy for several years.

I am a good candidate for this loan because...
I have been running a successful business since 1990, we were a pioneer in the development of HDTV, one of only 5 companies in the US to be producing programming starting in 1995.

Monthly net income: $ 10,000
Monthly expenses: $ 9,350
Housing: $ 2,200
Insurance: $ 290
Car expenses: $ 660
Utilities: $ 550
Phone, cable, internet: $ 150
Food, entertainment: $ 500
Clothing, household expenses: $ 500
Credit cards and other loans: $ 2,500
Misc other and business expenses: $ 2,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$25,000	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$853.23

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Sep-1987	Debt/Income ratio:	11%
Credit score:	800-819 (Aug-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 14	Length of status:	15y 2m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Psychologist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$25,846	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	52%
		Homeownership:	Yes
Screen name:	noble-commerce3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Development
Purpose of loan:
This loan will be used to enhance and develop business generating opportunities.

My financial situation:
I am a good candidate for this loan because I currently provide psychological services through separate contracts which allow for multiple streams of income. I generate income through employment with the State of Callifornia as well. These provide appropriate opportunity to repay this loan promptly without difficulty.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523834
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Oct-2001	Debt/Income ratio:	31%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	4 / 4	Length of status:	5y 6m
Amount delinquent:	$9,771	Total credit lines:	13	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,847	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	24	Bankcard utilization:	36%
		Homeownership:	No
Screen name:	affluence-bonaza2	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
consolidate debt
Purpose of loan: consolidate
This loan will be used to...consolidate

My financial situation: tight/not very flexable
I am a good candidate for this loan because...I have built my credit up over the years. I pay early and usually more than required.I believe in paying all bills in a timely manner.just need to be given a chance. I am totally trusting this company enough to give out my personal information if my request cannot be met because of the amount,please lets talk about it. thank you

Monthly net income: $2900
Monthly expenses: $2700
Housing: $776
Insurance: $220
Car expenses: $0.00
Utilities: $100
Phone, cable, internet: $65
Food, entertainment: $45 weekly
Clothing, household expenses: $25
Credit cards and other loans: $5000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523862
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$7,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$408.20

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-2000	Debt/Income ratio:	16%
Credit score:	660-679 (Aug-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,107	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	newest-authoritative-ore	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan applicant
Purpose of loan: home improvement for my rental properties
This loan will be used to...remodel my rental properties

My financial situation: Is stable, I need this loan because my husband and I recently purchased a 2 unit property, 2 bedroom cottage property with cash money no loan, both houses paid in full, with clear title.
I am a good candidate for this loan because...Im a hard worker, and I always pay my bills on time and pay them off as promised.

Monthly net income: $4,200,+ $2,840 spouse
Monthly expenses: $2,300
Housing: $951.06
Insurance: $245
Car expenses: $194.00
Utilities: $278
Phone, cable, internet: $93.00
Food, entertainment: $30.00
Clothing, household expenses: $150
Credit cards and other loans: $630
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523868
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 22.36%	Monthly payment:	$73.30

Lender servicing fee:	1.00%	Effective Yield*:	17.57%
		Estimated return*:	11.47%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1996	Debt/Income ratio:	2%
Credit score:	680-699 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	7	Current / open credit lines:	1 / 1	Length of status:	24y 1m
Amount delinquent:	$4,783	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	exchange-sycamore	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	680-699 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	680-699 (Apr-2010)
Principal balance:	$645.92	31+ days late:	0 ( 0% )
Total payments billed:	15
Description
Debt Consolidation
Purpose of loan:
This loan will be used to...pay a lawyer fee and consolidate medical bills

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3205
Monthly expenses: $
Housing: $750
Insurance: $130
Car expenses: $400
Utilities: $293
Phone, cable, internet: $212
Food, entertainment: $430
Clothing, household expenses: $120
Credit cards and other loans: $36
Other expenses: $390
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523874
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	17.99%	Borrower rate/APR:	18.99% / 20.44%	Monthly payment:	$389.03

Lender servicing fee:	1.00%	Effective Yield*:	17.68%
		Estimated return*:	11.73%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1993	Debt/Income ratio:	6%
Credit score:	640-659 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$95	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	38	Bankcard utilization:	19%
		Homeownership:	No
Screen name:	delight921	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
reliable proffessional
Purpose of loan:
This loan will be used to...remodel some home areas and purchase car

My financial situation:
I am a good candidate for this loan because...never missed a payment in 22 years. in 2008 my husband had 15 rental properties and the rental income collapsed and we lost the homes.
we are reastablished now with an 8 acre minifarm and good income.
I am a speech pathologist and even in this environment the job opportunities are tremendous. we have the income and responsibility level you desire in an investment

Monthly net income 4400
Monthly expenses: $2500
Housing: $734
Insurance: $included
Car expenses: $200
Utilities: $300
Phone, cable, internet: $148
Food, entertainment: $600
Clothing, household expenses: $150
Credit cards and other loans: $85
Other expenses: $100-300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523886
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	25.99%	Borrower rate/APR:	26.99% / 30.53%	Monthly payment:	$81.64

Lender servicing fee:	1.00%	Effective Yield*:	25.34%
		Estimated return*:	14.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Nov-2004	Debt/Income ratio:	11%
Credit score:	700-719 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 4	Length of status:	0y 11m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,430	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	70%
		Homeownership:	No
Screen name:	NurseSam	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto purchase
Purpose of loan:
This loan will be used to...help with car repair, consolidate debt.

My financial situation:
I am a good candidate for this loan because...I am't have finishing nursing school this week and will be working very soon earning a very good income. School has just put me behind a bit. Just have a couple credit cards with balance. However, just need to fix my car. I am not working much right now, but school is over this week and I will increase my hours until I find a job in Nursing very soon. Will pay loan off quickly. My score is lower is because I have a fraudulent bill that has gone into collections with Sprint. I have never had a Sprint account and I plan to correct this soon.

Monthly net income: $800.0 (will increase very soon)
Monthly expenses: $150.0
Insurance: $50.0
Car expenses: $100.0
Phone, cable, internet: $30.0
Food, entertainment: $100.0
Clothing, household expenses: $50.0
Credit cards and other loans: $200.0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 523940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$7,500	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$271.11

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1994	Debt/Income ratio:	20%
Credit score:	720-739 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 9	Length of status:	7y 1m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,990	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	18%
		Homeownership:	No
Screen name:	new-special-note	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Opportunity
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $25000
Monthly expenses: $0
Housing: $500
Insurance: $60
Car expenses: $50
Utilities: $50
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $25
Credit cards and other loans: $300
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$5,950	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$290.10

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	May-1998	Debt/Income ratio:	15%
Credit score:	780-799 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	8y 11m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$669	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	No
Screen name:	knowledgeable-balance6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I need to upgrade my studio
Purpose of loan:
This loan will be used to purchase equipment for my studio.

My financial situation:
I am a good candidate for this loan because I need this equipment to accommodate a new client. This will generate enough revenue to pay back the loan rapidly. I am currently making enough money every month to cover my personal expenses and all of this money will go towards generating more revenue.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 524226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,450	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	29.99%	Borrower rate/APR:	30.99% / 34.62%	Monthly payment:	$150.48

Lender servicing fee:	1.00%	Effective Yield*:	28.61%
		Estimated return*:	15.61%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Feb-1996	Debt/Income ratio:	30%
Credit score:	600-619 (Aug-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	23y 4m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$27,462	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	consider	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,500.00	< 31 days late:	0 ( 0% )	640-659 (Oct-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
computer field support analyst
Purpose of loan:
This loan will be used to...roof repair
My financial situation:

I am a good candidate for this loan because...i am a previous prosper customer loan paid off in 2010

Monthly net income: $4647.92 includes social security pymt of 1628
Monthly expenses: $
Housing: $1561.92
Insurance: $359.36
Car expenses: $649.86
Utilities: $211.95
Phone, cable, internet: $247.35
Food, entertainment: $350
Clothing, household expenses: $200
Credit cards and other loans: $494
Other expenses: $
Information in the Description is not verified.